Intangible Assets	12 Months Ended
Dec. 31, 2014
Intangible Assets
Intangible Assets
(6)	Intangible Assets

Core Deposit Intangible Asset

Core deposit intangible assets in the amount of $4.8 million were fully amortized as of June 30, 2013. Amortization expense was $0, $135,000 and $408,000 for the years ended December 31, 2014, 2013 and 2012, respectively.

Changes in the net carrying amount of core deposit intangible assets for the years ended December 31, 2014, 2013, and 2012 is as follows:

(in thousands)	2014	2013	2012

Balance at beginning of year	$0	$135	$543
Additions	0	0	0
Amortization	0	(135)	(408)

Balance at end of year	$0	$0	$135

Mortgage Servicing Rights

On January 1, 2012, the Company opted to measure mortgage servicing rights at fair value as permitted by Accounting Standards Codification (ASC) Topic 860-50, Accounting for Servicing Financial Assets. The election of this option resulted in the recognition of a cumulative effect of change in accounting principle of $459,890, which was recorded as an increase to beginning retained earnings. As such, effective January 1, 2012, changes in the fair value of mortgage servicing rights have been recognized in earnings in non-interest income in the period in which the change occurred.

At December 31, 2014 and 2013, respectively, the Company serviced mortgage loans for others totaling $313.9 million and $322.5 million, respectively. Mortgage loan servicing fees, reported as non-interest income, earned on loans sold were $895,000, $901,000, and $878,000, for the years ended December 31, 2014, 2013, and 2012, respectively.

The table below presents changes in mortgage servicing rights (MSRs) for the years ended December 31, 2014, 2013, and 2012.

(in thousands)	2014	2013	2012

Balance at beginning of year	$3,036	$2,549	$2,308
Re-measurement to fair value upon election to measure servicing rights at fair value	0	0	742
Originated mortgage servicing rights	302	512	830
Changes in fair value:
Due to change in model inputs and assumptions (1)	66	723	241
Other changes in fair value (2)	(642)	(748)	(1,572)
Amortization	0	0	0

Balance at end of year	$2,762	$3,036	$2,549

(1)	The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.
(2)	Other changes in fair value reflect changes due to customer payments and passage of time. The year ended December 31, 2012 includes a one time adjustment of a $538,000 correction of an immaterial prior period error due to changing from the straight-line amortization method to an accelerated amortization method of accounting for amortizing MSRs in prior years.

The following key data and assumptions were used in estimating the fair value of the Company’s mortgage servicing rights as of the years ended December 31, 2014 and 2013:

	2014	2013
Weighted-Average Constant Prepayment Rate	10.54%	9.48%
Weighted-Average Note Rate	3.99%	4.01%
Weighted-Average Discount Rate	9.21%	9.06%
Weighted-Average Expected Life (in years)	5.70	6.10